Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A of Mount Tam Biotechnologies, Inc. (the "Company") for the period ended March 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Marshak, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 21, 2019	By:	Richard Marshak
	Name:	Richard Marshak
	Title:	Chief Executive Officer